Consolidated Statements of Operations - USD ($)	3 Months Ended	6 Months Ended
	Sep. 30, 2019	Sep. 30, 2018
Revenue
Mobile	$ 12,227	$ 27,127
Software	17,536	1,828
Software maintenance and consulting	77,971	78,700
Total revenue	107,680	107,655
Operating expenses
Cost of revenue	5,867	4,789
Selling, general and administrative	137,661	176,458
Research and development	47,323	67,063
Total operating expenses	190,851	248,310
Income (loss) from operations	(83,171)	(140,655)
Other income (expense):
Gain on disposition of assets		10,302
Gain on settlement	216,901
Other expense	(162)	6,987
Interest income , net	3,094	2,536
Total other income	219,833	19,825
Income (loss) before income taxes	136,662	(120,830)
Income tax benefit	$ 25,603	$ 12,878
Net income	$ 162,265	$ (107,952)
Basic and diluted income per share	$ .020	$ (0.013)
Weighted average number of shares outstanding	8,136,348	8,136,348